MANAGEMENT AGREEMENT

AGREEMENT made this ___ day of January, 1999, by and between Jupiter Marine International Holdings, Inc., a Florida corporation with an address at 3391 Southeast 14th Street, Port Everglades, Florida 33317 (the "Company") and Triton Holdings International Corp., a Delaware corporation with an address at 1081 Fairview Lane, Singer Island, Florida 33404 (the "Consultant").

                              W I T N E S S E T H

WHEREAS, the Company is engaged in the business of manufacturing, marketing and distributing custom yachts;

WHEREAS, the Consultant is a company which possesses general financial and business expertise;

WHEREAS, the Company desires to retain the Consultant to provide financial and management consulting services to the Company pursuant to the terms and conditions of this agreement (the "Agreement");

WHEREAS, the Consultant has offered to provide to the Company, and the Company has agreed to accept the Consultant's expertise and services to consult and advise the Company with respect to various financial and management aspects of the Company's business.

NOW, THEREFORE, in consideration of the mutual covenants of the parties which are hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged,

IT IS AGREED:

1. Recitals.

The parties hereby adopt as part of this Agreement each of the recitals which are contained above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement; and such clauses are hereby confirmed and ratified as being accurate by each party as to itself.

2. Retention as Consultant

The Company hereby retains the Consultant to be an adviser and consultant to the Company and its officers and directors upon the terms and conditions hereinafter set forth.

A. The Consultant shall not be required to devote any minimum number of weeks, days, or hours to the affairs of the Company during the term of this Agreement, and the Consultant shall only be required to devote such time, attention and energies to the business of the Company as the Consultant, in its sole and absolute discretion, deems necessary to fulfill its duties hereunder. The parties acknowledge and agree that the services which are to be provided by the Consultant pursuant to this Agreement shall not be required to be provided at the Company's place of business.

B. The Consultant acknowledges that it does not have and, without the prior written approval of the Company, shall not have the authority to commit or bind the Company to any recommendation or course of action or to perform any act on its behalf including, but not limited to, entering into any agreement or contract on behalf of the Company.

C. The Company acknowledges that the Consultant is, and will be, engaged in numerous other business activities and that it will continue such activities during the term of this Agreement. The Consultant shall not be restricted from engaging in other business activities during the Term (hereinafter defined in Article "5" of this Agreement).

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D. During the Term and in order to facilitate the performance of the
Consultant's services hereunder, the Company shall give the Consultant reasonable advance notice of all meetings of the Board of Directors of the Company and a designee of the Consultant shall be authorized and permitted to attend and participate in such meetings of the Board of Directors.

E. The Company shall, upon presentation of proper receipts or payment vouchers, pay for or reimburse the Consultant for all reasonable and necessary travel, entertainment and other out-of-pocket expenses which may be incurred by the Consultant in the performance of its duties hereunder and during the Term .

3. Services.

The Company hereby engages the Consultant to perform general business consulting services in connection with the Company's conduct of its business including, but not limited to, development and maintenance of internal bookkeeping functions, business planning and consulting and advice with respect to the structure and expansion of the Company, public relations, financial, accounting and tax reporting.

4. Term.

The term of this Agreement shall be for a period of five (5) years, commencing on the 1st day of January, 1999 and ending on December 31, 2003 (the "Termination Date").

5. Compensation.

In consideration for the services which are to be rendered by the Consultant pursuant to this Agreement, the Consultant shall receive Five Thousand ($5,000) Dollars per month payable on the first day of each month during the term of this Agreement commencing January 1, 1999.

6. Representations and Warranties of the Company. The Company covenants, represents and warrants to the Consultant the following:

A. The Company is a corporation duly and validly organized and existing under the laws of the State of Florida and has the full right, power and authority to enter into this Agreement, and to execute, deliver and receive all instruments and documents executed and delivered or received. There are no actions, suits or proceedings pending against the Company before or by any court, administrative agency or other governmental agency or other governmental authority which brings into question the validity of, or in any way, legally impairs, the execution, delivery or performance by the Company of this Agreement.

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B. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder, have been duly authorized by all necessary actions of the Company and does not violate or conflict with (i) any provision of the Articles of Incorporation, (ii) By-laws,
(iii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority, or (iv) any agreement to which the Company is a party or by which its assets is bound.

C. The Company is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by, the execution, delivery and consummation of this Agreement and the transactions which are referred to in this Agreement. All consents which are necessary for such execution delivery or consummation by the Company have been obtained.

7. Representations and Warranties of the Consultant. The Consultant covenants, represents and warrants to the Company as follows:

A. The Consultant is a corporation duly and validly organized and existing under the laws of the State of Delaware and has full right, power and authority to enter into this Agreement, and to execute, deliver and receive all instruments and documents executed and delivered or received, or to be executed and delivered or received, in connection with the transactions which are contemplated by this Agreement. There are no actions, suits or proceedings pending against the Consultant before or by any court, administrative agency or other governmental agency or other governmental authority which brings into question the validity of, or in any way, legally impairs, the execution, delivery or performance by the Consultant of this Agreement.

B. The execution and delivery of this Agreement by the Consultant and the performance by the Consultant of its obligations hereunder, have been duly authorized by all necessary actions of the Officers or Directors of the Consultant and does not violate or conflict with (i) any provision of the Consultant's Articles of Incorporation, (ii) By-laws, (iii) any law or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority, or (iv) any agreement to which the Consultant is a party or by which the Consultant or its assets are bound.

C. The Consultant is not subject to any restriction or agreement which, with or without the giving of notice, the passage of time, or both, prohibits or would be violated by, the execution, delivery and consummation of this Agreement and the transactions which are referred to in this Agreement. All consents which are necessary for such execution, delivery or consummation by the Consultant have been obtained.

8. Survival of Representations, Warranties and Covenants. All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive its termination, and shall continue in full force and effect after its

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termination, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

9. Indemnification. The Company hereby agrees to indemnify and hold harmless the Consultant, its affiliates and all partners, directors, officers, shareholders, employees and agents of the foregoing (each a "Consultant Indemnified Person"), from and against any and all claims, suits, actions, judgments, damages, liabilities, expenses and costs, including reasonable attorney fees and court costs, that the Consultant Indemnified Person may incur as a result of or otherwise related to the performance of services by the Consultant solely in its capacity as a consultant; provided, however, that the Consultant agrees and acknowledges that the indemnification provided herein shall not apply with respect to any matter which is the result of bad faith or gross negligence or willful misconduct of the Consultant and/or any other indemnified person or a breach of any law or this Agreement by any such person. The Consultant hereby agrees to indemnify and hold harmless the Company, and all their respective affiliates, partners, directors, officers, shareholders, employees and agents of the foregoing (each an "Indemnified Person"), from and against any and all claims, suits, actions, judgments, damages, liabilities, expenses and costs, including reasonable attorneys fees and court costs, that any Consultant Indemnified Person may incur as a result of or otherwise related to any matter which is the result of bad faith or the gross negligence or willful misconduct of any Consultant Indemnified Person or a breach of any law or this Agreement by such Person.

10. No Agency. The Consultant is not and shall not be deemed to be the legal representative or agent of the Company for any purpose whatsoever. Neither party shall have the right or authority to act or bind the other in any way or to sign the name of the other or to represent that the other is in any way responsible for his or its acts or omissions. The Consultant and the Company shall not be deemed to be a partner or joint venturer of the other. The Consultant's employees shall not be entitled to any benefits available to employees of the Company.

11. Miscellaneous.

A. Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B. Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement. Instead, this Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

C. Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, return receipt requested, postage prepaid, (ii)

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overnight delivery with confirmation of delivery, or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to Consultant:                           Triton Holdings International Corp.
                                            1081 Faurview Lane
                                            Singer Island, FL 33404
                                            Attn.: Thomas Conlan
                                            Facsimile No.:
                                            (561) 881-5339

with a copy to:                             Mintz & Fraade, P.C.
                                            488 Madison Avenue
                                            New York, New York 10022
                                            Attn.: Frederick M. Mintz, Esq.
                                            Facsimile No.: (212) 486-0701

If to Company:                              Jupiter Marine International
                                            Holdings, Inc.
                                            3391 Southeast 14th Street
                                            Port Everglades, Florida 33317
                                            Attn.: Carl Herndon
                                            Facsimile No.: (954) 941-4484

and copies to:                              Atlas, Pearlmen, Trop and Borkson
                                            201 East Olas Boulevard, Suite 1900
                                            Fort Lauderdale, Florida 33301
                                            Attn: Robert Burnett
                                            Facsimile: (561) 763-7862


or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Paragraph "C" of this Article "11" of this Agreement are not available, the notice shall be hand delivered to the above addresses. Each notice or communication shall be deemed to have been give as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing differs from the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

D. Governing Law; Disputes. This Agreement shall in all respects be construed, governed, applied and enforced under with the internal laws of the State of Delaware without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of Delaware and made pursuant to the laws of the State of Delaware. Except as otherwise provided in Article "9" of this Agreement, the parties agree that they shall be deemed to have agreed to binding arbitration in Boca

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Raton, Florida, with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement. Any such arbitration shall be by a panel of three arbitrators and pursuant to the commercial rules then existing of the American Arbitration Association in the State of Florida, County of Palm Beach. In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction. The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators. In connection with the arbitrators' determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom. In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more. For example, if the party initiating arbitration ("A") seeks an award of $100,000 plus costs and expenses, the other party ("B") has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has "prevailed". The parties specifically designate the Courts in the City of Boca Raton, State of Florida as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award. The parties hereby consent to and submit to personal jurisdiction over each of them by the Courts of the State of Florida in any action or proceeding, waive personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph "C" of this Article "11" of this Agreement.

E. Entire Agreement. The parties have not made any representations, warranties, or covenants about the subject matter hereof which is not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire Agreement between them about the subject matter hereof. All understandings and agreements heretofore had between the parties about the subject matter hereof are merged in this Agreement and any such instrument which alone fully and completely expresses their Agreement.

F. Modification. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing which is signed by all of the parties to this Agreement.

G. Further Assurances. The Parties agree to execute any and all such other and further instruments and documents, and to take

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any and all such further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

H. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

I. Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

J. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.


Jupiter Marine International Holdings, Inc.


------------------------------
By: Carl Herndon
    President




Triton Holdings International Corp.
----------------------------
By:Thomas E. Conlan
   President


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